LIBERTY GLOBAL YOUNG INVESTOR FUND

                            SUPPLEMENT TO PROSPECTUS

On March 13, 2002, the Board of Trustees of the Fund decided to terminate the Fund due to its inability to grow to a sufficient size to be operated on a cost-effective basis. The effective date of the termination will be April 26, 2002, or as soon thereafter as practicable. In connection with the termination of the Fund, the Board of Trustees has suspended the sale of the Fund's shares. Consequently, purchase orders for Fund shares (except those purchases that are part of the Automatic Investment Plan, Automated Dollar Cost Averaging program, Automatic Dividend Diversification program, dividend reinvestments and contributions to certain existing retirement plan accounts) will be rejected by the Fund.

SHM-36/159J-0302                                                 March 25, 2002